UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 26, 2003

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
 (Address of principal executive offices) (Zip Code)

(301) 581-0600
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On November 26, 2003, Coventry Health Care, Inc. announced that its subsidiary, HealthAmerica Pennsylvania, Inc. (“HealthAmerica”), has settled a previously disclosed dispute with the Office of Personnel Management and the U.S. Department of Justice.

     The dispute arose from audits that questioned $31.1 million of subscription charges for the years 1993 through 1997. The final settlement of $29.0 million was fully reserved by HealthAmerica and therefore has no impact on earnings, the regulated capital of HealthAmerica, or the consolidated capital of Coventry.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits

	Exhibit No.	Description of Exhibit

	99.1	Coventry Health Care, Inc.’s press release dated November 26, 2003 concerning its settlement of a previously disclosed dispute with the Office of Personnel Management and the U.S. Department of Justice.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

/s/ Dale B. Wolf

Dale B. Wolf
Executive Vice President, Chief Financial Officer and Treasurer

Dated: November 26, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Coventry Health Care, Inc.’s press release dated November 26, 2003 concerning its settlement of a previously disclosed dispute with the Office of Personnel Management and the U.S. Department of Justice.